UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 28, 2004
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                Date of report (Date of earliest event reported)

                             NetScout Systems, Inc.
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               (Exact name of Registrant as specified in charter)

           Delaware                      0000-26251               04-2837575
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

                    310 Littleton Road
                 Westford, Massachusetts                       01886
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (978) 614-4000
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

      The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

      On April 28, 2004, NetScout issued a press release regarding its financial results for the quarter and year ended March 31, 2004, its expectations of future performance and its intention to hold a conference call regarding these topics. NetScout's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETSCOUT SYSTEMS, INC.

Date: April 28, 2004                      By: /s/ David P. Sommers
                                              ----------------------------------
                                              David P. Sommers
                                              Chief Financial Officer and Senior
                                              Vice President, General Operations

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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release dated April 28, 2004.